EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Section 1350 Certifications
Equisource Hotel Fund I, LLP.

Pursuant to Section 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Equisource Hotel Fund I, LLP., a Nevada LLP (the "Company"), does hereby certify that:

The Annual Report of Form 10-K for the year ended December 31, 2013 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Equisource Hotel Fund I, LLP

	By:	/s/ Andrew Jolley
Date: April 15, 2014	Name:	Andrew Jolley
	Title:	Managing Member of our General Partner
Equisource Management, LLC
(Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)